SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  November
                          25, 1996

          Equivantage Home Equity Loan Trust 1996-3
   (Exact name of registrant as specified in its charter)

New York                               33-99364
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1996-3
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-3 makes monthly remittances to security holders. The latest remittance was made November 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of November
25, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-3
                         (Registrant)

                         By:  Equivantage Acceptance Corp
                              (as Sponsor)


                         Name:     John E. Smith

                         Title:    President



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of November 25, 1996.



Exhibit 21.1 Page 6


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A-1      Senior         Sequential Pay   Fixed
74,248,000.00       6.85000000%               0.00
0.00               0.00   0.9574570325
A-2      Senior         Sequential Pay   Fixed
10,000,000.00       7.27500000%               0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
15,752,000.00       7.70000000%               0.00
0.00               0.00   1.0000000000
B        Subordinate    Support          Accretion
115.75     674.69076456%               0.00
0.00               0.00
RU       Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
100,000,115.75                                 0.00
0.00               0.00   0.9734115708
Exhibit 21.1 Page 6



Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:       October 1996                Phone:
(410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A-1        10/31/1996          6.85000000%
72,053,074.12         411,302.96         963,804.37
0.00      71,089,269.75       1,375,107.33
A-2        10/31/1996          7.27500000%
10,000,000.00          60,625.00               0.00
0.00      10,000,000.00          60,625.00
A-3        10/31/1996          7.70000000%
15,752,000.00         101,075.33               0.00
0.00      15,752,000.00         101,075.33
B          10/31/1996        674.69076456%
500,000.00         281,121.16               0.00
0.00         500,000.00         281,121.16
RU         10/31/1996          0.00000000%
0.00           1,940.97               0.00
0.00               0.00           1,940.97
____________________________________________________________
____________________________________________________________
____________________________________
Totals
98,305,074.12         856,065.42         963,804.37
0.00      97,341,269.75       1,819,869.79of  1
Exhibit 21.1 Page 6


                                              Equivantage
Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services              Reporting
Month:       October 1996             Phone:
(410) 715-7491
11000 Broken Land Parkway                       Distribution
Date:  November 25, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A-1              29476YAL3              74,248,000.00
5.53958302      1.21610293     11.76477696     12.98087989
0.00000000    0.9574570325
A-2              29476YAM1              10,000,000.00
6.06250000      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              29476YAN9              15,752,000.00
6.41666646      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
B                N/A                           115.75
0.00000000      0.00000000      0.00000000      0.00000000
4319.6544276458
RU               N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                 100,000,115.75
0.9734115708
Exhibit 21.1 Page 6



Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A-1            72,053,074.12        90,293.21
873,511.16             0.00             0.00
963,804.37             0.00    71,089,269.75
0.00
A-2            10,000,000.00             0.00
0.00             0.00             0.00             0.00
0.00    10,000,000.00             0.00
A-3            15,752,000.00             0.00
0.00             0.00             0.00             0.00
0.00    15,752,000.00             0.00
B                 500,000.00             0.00
0.00             0.00             0.00             0.00
0.00       500,000.00             0.00
RU                      0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         98,305,074.12        90,293.21
873,511.16             0.00             0.00
963,804.37             0.00    97,341,269.75
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00
Exhibit 21.1 Page 6



Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A-1               6.85000000%    72,053,074.12
411,302.96             0.00             0.00
0.00             0.00       411,302.96    71,089,269.75
A-2               7.27500000%    10,000,000.00
60,625.00             0.00             0.00             0.00
0.00        60,625.00    10,000,000.00
A-3               7.70000000%    15,752,000.00
101,075.33             0.00             0.00
0.00             0.00       101,075.33    15,752,000.00
B               674.69076456%       500,000.00
281,121.15             0.00             0.00
0.01             0.00       281,121.16       500,000.00
RU                0.00000000%             0.00
0.00       (1,940.97)             0.00             0.00
0.00         1,940.97             0.00
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
854,124.44       (1,940.97)             0.00
0.01             0.00       856,065.42
Exhibit 21.1 Page 6



Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 871,352.04
Interest Payments                                856,065.42
    Scheduled Principal                            90,293.21
Scheduled Principal Payment                       90,293.21
    Other Principal                               873,511.16
Other Principal Payments                         873,511.16
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 15,286.62
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
1,835,156.41                Total Withdrawals
1,835,156.41


Ending Balance
(0.00)
Exhibit 21.1 Page 6



Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





____________________________________________________________
____________________________________________________________
________________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures
REO's                      Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
                   20  1,212,764.16         8    511,924.30
3    127,966.81         3     67,320.50         0
0.00        34       1,919,975.77
____________________________________________________________
____________________________________________________________
________________________________________
Totals             20  1,212,764.16         8    511,924.30
3    127,966.81         3     67,320.50         0
0.00        34       1,919,975.77

Exhibit 21.1 Page 6

                                               Equivantage
Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services               Reporting
Month:       October 1996              Phone:
(410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
1,000,750.21|        1,000,750.21

|
Positive Amortization
90,293.21|           90,293.21
Negative Amortization
0.00|                0.00
Regular Curtailments
6,692.94|            6,692.94
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
866,818.22|          866,818.22
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
963,804.37|          963,804.37

|
Scheduled Interest
910,457.00|          910,457.00
Servicing Fee
41,045.93|           41,045.93
Master Servicing Fee
2,245.94|            2,245.94
Spread
0.00|                0.00
     Total Pass-Through Interest
854,124.45|          854,124.45

|
Beginning Balance
98,305,074.12|       98,305,074.12
Ending Balance
97,341,269.75|       97,341,269.75
Gross P&I Distribution
1,833,215.44|        1,833,215.44
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
1,833,215.44|        1,833,215.44

|
Beginning Loan Count
1639|                1639
Number of Loan Payoffs
15|                  15
Ending Loan Count
1624|                1624

|
Weighted Average Maturity
243.0000000000|      243.0000000000
Weighted Average Gross Rate
11.113855661%|       11.113855608%
Weighted Average Net Rate
10.612812132%|       10.612812132%
Weighted Average Pass-Through Rate
10.426209924%|       10.426209920%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
0.00|                0.00
Exhibit 21.1 Page 6



Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:       October 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  November 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
115.75            0.00            0.00            0.00
0.51365675%      500,000.00      97,341,269.75





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                      963,804.37 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%